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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2005


                         TECHNOLOGY VISIONS GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-25548                 84-100269
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)


17080 NEW HOPE STREET
FOUNTAIN VALLEY, CALIFORNIA                                        92078
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (714) 437-0388


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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THIS FORM 8-K, AS WELL AS OTHER REPORTS FILED BY THE REGISTRANT FROM TIME TO
TIME WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY THE "FILINGS"), CONTAIN FORWARD LOOKING STATEMENTS AND INFORMATION THAT ARE BASED UPON BELIEFS OF, AND INFORMATION CURRENTLY AVAILABLE TO, THE REGISTRANT'S MANAGEMENT AS WELL AS ESTIMATES AND ASSUMPTIONS MADE BY THE REGISTRANT'S MANAGEMENT. WHEN USED IN THE FILINGS THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "INTEND", "PLAN" OR THE NEGATIVE OF THESE TERMS AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE REGISTRANT OR THE REGISTRANT'S MANAGEMENT IDENTIFY FORWARD LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEW OF THE REGISTRANT WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO THE REGISTRANT'S INDUSTRY, OPERATIONS AND RESULTS OF OPERATIONS AND ANY BUSINESSES THAT MAY BE ACQUIRED BY THE REGISTRANT. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.


ITEM   8.01   OTHER EVENTS.

     Registrant filed a definitive Form 14C Information Statement with the Securities and Exchange Commission on June 24, 2005. In that Information Statement, Registrant disclosed the following: "In June, the Board of Directors of Sutura received a correspondence from an attorney on behalf of certain minority shareholders of Sutura demanding that the board commence litigation proceedings against Messrs. Nobles and Ratering based upon various alleged improper actions. The correspondence indicated that if the board failed to take the demanded action, then the minority shareholders would proceed with a derivative action against Messrs Nobles and Ratering on behalf of Sutura, as well as seek to enjoin the Merger and seek for an accounting and dissolution of Sutura. A Special Committee of the board was appointed to review the allegations made by the minority shareholders. After review and investigation of the various allegations, the Special Committee has determined that the allegations are not substantiated by the facts and are without merit. Accordingly, the Special Committee has recommended to the board that the demand by the minority shareholders be rejected." Sutura, Inc. and the Registrant are parties to a Merger Agreement, and Sutura, Inc. is the Registrant's proposed merger partner, as previously disclosed in prior Current Reports on Form 8-K and as detailed in the Information Statement. Messers Nobles and Ratering are the Chief Executive Officer and Director, and Chief Financial Officer and Director, respectively, of Sutura, Inc.

     The Registrant has learned that those minority shareholders of Sutura, Inc. that threatened litigation in writing (as disclosed in the Information Statement) have filed complaints against Sutura, Inc. and certain other named defendants including Messers Nobles and Ratering, as follows.

     Case No. 05-CC00136, was filed on June 30, 2005 in the Superior Court of the State of California, County of Orange - Central Justice Center, as a shareholder derivative complaint seeking, among other things, money damages and injunctive relief to prevent the consummation of the pending merger with Registrant. The plaintiffs in this action are Synapse Fund I, LLC, a California limited liability company and Synapse Fund II, LLC, a California limited liability company, in their capacities as shareholders of Sutura, Inc.

     Case No. 05-CC00137, was filed on June 30, 2005, 2005 in the Superior Court of the State of California, County of Orange - Central Justice Center, seeking, among other things, to remove Messers Nobles and Ratering from their respective positions as Directors of Sutura, Inc., to dissolve Sutura, Inc. and for injunctive relief to prevent the consummation of the pending merger with Registrant. The plaintiffs in this action are Go Industries, Inc., a Florida corporation, Synapse Fund I, LLC, a California limited liability company, Synapse Fund II, LLC, a California limited liability company, and twenty other shareholders of Sutura, Inc.

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     As of the date of the filing of this Current Report, based on Registrant's direct knowledge, no injunctive relief that would suspend the consummation of the merger has been granted by the Court in either case. As of the date of the filing of this Current Report, based on Registrant's direct knowledge, there is no motion or other action pending before the Court in either case seeking a temporary or emergency restraining order that would suspend the consummation of the merger, other than the relief requested in the initial complaints, as filed on June 30, 2005.

     Registrant believes that Sutura, Inc. will vigorously defend these cases and that Sutura, Inc. maintains that the allegations are without merit. The Registrant retains its full intention to consummate the merger and will continue to use its best efforts to consummate the merger as soon as practicable.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired.

               Not applicable.

          (b)  Pro Forma Financial Information

               Not applicable.

          (c)  Exhibits.

               None.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TECHNOLOGY VISIONS GROUP, INC.
                                                   (Registrant)

Date: July 11, 2005
                                                /s/ James B. Lahey
                                          -------------------------------
                                                  James B. Lahey
                                  Chief Executive Officer, Chairman of the Board